Exhibit 99.1

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Forward-Looking Statements Statements contained in this presentation, which are not historical facts, are forward-looking statements. In addition, SCBT Financial Corporation (SCBT) through its senior management or directors may from time to time make forward-looking public statements concerning matters herein. Such forward-looking statements are necessary estimates reflecting the best judgment of SCBT’s senior management or directors based upon current information and involve a number of risks and uncertainties. Certain factors which could affect the accuracy of such forward-looking statements are identified in the public filings made by SCBT with the Securities and Exchange Commission, and forward-looking statements contained in this presentation or in other public statements of SCBT or its senior management or directors should be considered in light of those factors. There can be no assurance that such factors or other factors will not affect the accuracy of such forward-looking statements.

Largest publicly traded bank headquartered in South Carolina Serving the banking needs of customers within the Carolinas for 77 years and Georgia for 107 years Strong asset quality and credit underwriting remain the fundamentals of SCBT SCBT Financial Corporation

SCBT Footprint North Carolina 3 branches $ 254 Million Deposits #8 Rank in Charlotte MSA South Carolina 49 branches $ 2.16 Billion Deposits #8 Rank Northeast Georgia 28 branches $ 869 Million Deposits #5 Rank Headquarters- Columbia, SC *Market share ranking as of June 30,2011, all other reported for the current period.

Market Performance Data as of 10/27/11. Source: SNL Financial and Company filings. KRX is a composition of 50 regionally diversified mid & small-cap banking institutions in the U.S. The index is calculated using an equal-weighted method and components comply with the GICS and ICS classification standards. Carolina Peers includes all major exchange traded banks and thrifts in North and South Carolina with assets between $500 million and $10.0 billion. Georgia Peers include all major exchange traded banks and thrifts in Georgia with assets between $500 million and $10.0 billion. 0.0 20.0 40.0 60.0 80.0 100.0 120.0 140.0 SCBT KRX Index Carolina Peers Georgia Peers (3.0)% (35.6)% (67.8)% (73.2)%

Profitability Per share data reflect a ten percent stock dividend distributed on December 6, 2002, a five percent stock dividend distributed on January 1, 2005 and a five percent stock dividend distributed on March 23, 2007. For 2008, the loss related to the disposal of Freddie Mac Preferred Stock is added back and the after tax impact was $6.590 million. 2008 net income on a GAAP basis was $15,785,000. For YTD December 2009, the dividend paid on the preferred stock was $4.675 million; and the after tax impact of OTTI of Investment Securities was $3.268 million and added back to GAAP net income of $8,921,000 or $0.74 per share. In Millions

 VISION To be a top performing Regional Bank in the Southeast. MISSION Our mission is to build a high performing, Regional Bank based on a balance of soundness, profitability and growth. We will accomplish this through relationship banking, delivered by engaged employees with clear strategic goals, objectives and community banking values.

Strategic Areas of Focus

Impact to SCBT Focus Differentiates SCBT Low Turnover Attracts Customers and Employees Clear Roadmap

Highlights of SCBT Profitable Every Quarter of Downturn Fortress Balance Sheet Improved Credit Trends 77 Years of Service in South Carolina 107 Years of Service in Georgia Strong Culture Consistent Growth Organic Growth Selective M&A strategy Well-positioned for Future

3rd Quarter 2011 Highlights Solid Net Income, $10.3 million– best performance in 8 quarters BankMeridian acquisition: third FDIC-assisted transaction and second this year, with after tax gain of $6.8 million Organic Loan Growth 9% increase from 3Q10 Core Deposit growth 17% increase from 3Q10 Fee Income up in all lines Mortgage business expanded; refinancing activity has accelerated

Goals and Priorities Execute and integrate Meridian Prepare for consolidation Focus on organic growth Return to normalized EPS

Leadership Experienced Executive Management Team Executive Position Years in Banking Years with SCBT Robert R. Hill, Jr. CEO 23 16 John C. Pollok Sr. EVP, COO 25 15 Joe E. Burns Sr. EVP, CRO 34 11 John F. Windley President, CBO 35 9 Donald E. Pickett EVP, CFO 16 2 Renee R. Brooks EVP, CAO 19 15 13

South Carolina Deposit Market Share Source: FDIC Summary of Deposits as of 6/30/2011. Rank Institution ($000) Deposits Share Market Branches 1 Wells Fargo & Co (CA) 12,009,580 17.69% 151 2 Bank of America (NC) 9,043,470 13.32% 111 3 BB&T (NC) 6,662,063 9.82% 115 4 First Citizens Bancorp (SC) 6,079,451 8.96% 173 5 TD Bank (DE) 3,312,927 4.88% 80 6 Synovus Financial (GA) 2,717,506 4.00% 42 7 First FS&LA of Charleston (SC) 2,110,455 3.11% 59 8 SCBT Financial Corp. (SC) 2,051,635 3.02% 46 9 SunTrust Bank (GA) 2,043,021 3.01% 65 10 Regions Bank (AL) 1,297,147 1.91% 36 106 FDIC Insured Institutions, $67.87 Billion Total Deposits

Charlotte Deposit Market Share Source: FDIC Summary of Deposits as of 6/30/2011. Rank Institution ($000) Deposits Share Market Branches 1 Bank of America (NC) $127,934,050 79.59% 60 2 Wells Fargo & Co (CA) 18,297,321 11.38% 81 3 BB&T (NC) 4,038,087 2.51% 59 4 Fifth Third Bank (OH) 1,478,806 .92% 35 5 SunTrust Bank (GA) 1,217,284 .76% 36 6 First Citizens Bank & Trust (NC) 1,093,098 .68% 30 7 RBC Centura Bank (NC) 1,066,036 .66% 18 8 SCBT Financial Corp. (SC) 496,393 0.31% 9 9 Yadkin Valley Bank & Trust (NC) 453,123 0.28% 10 10 Citizens South Bank (NC) 408,244 0.25% 12 48 FDIC Insured Institutions, $160.74 Billion Total Deposits

Northeast Georgia Deposit Market Share Note: NE Georgia Deposit Market Share includes the following counties: Barrow, Habersham, Hall, Jackson, Oconee, Rabun, Stephens, Towns, Warren, White. *Projected January 2012, 20 branches Source: FDIC Summary of Deposits as of 6/30/2011. Rank Institution ($000) Deposits Share Market Branches 1 United Community (GA) 909,435 13.04% 14 2 SCBT Financial Corp. (SC) 895,198 12.84% 29* 3 Regions (AL) 808,965 11.60% 17 4 Wells Fargo Bank(GA) 464,626 6.66% 10 5 BB&T (NC) 370,250 5.31% 7 6 SunTrust Bank (GA) 360,265 5.17% 11 7 Bank of America (NC) 241,948 3.47% 5 8 Community & Southern Holdings (GA) 241,058 3.46% 6 9 Oconee State Bank (GA) 221,794 3.18% 4 10 Rabun County Bank (GA) 219,169 3.14 3 33 FDIC Insured Institutions, $6.97 Billion Total Deposits

Capital Redeemed preferred stock & common stock warrants First bank in South Carolina & one of the first nationally Capital Raise: $91 million $27M October 2008 $29M May 2009 $35M February 2011

Habersham Bank BankMeridian

Transaction Overview SCBT has purchased and assumed certain assets and liabilities from the FDIC as receiver of BankMeridian N.A., Columbia, SC. Closed on July 29,2011 Purchased approximately $240 million in total assets, including $176 million in loans (1) Asset discount bid of $30.8 million, Loss Share Transaction of $175.6 million (2) Substantially all loans and other real estate owned are covered by FDIC loss sharing FDIC assumes 80% of losses Assumed approximately $216 million in deposits (1), no deposit premium paid Structure: Assets: Liabilities: (1) Based on book values as of Mar 31, 2011, excludes fair value adjustments as required by ASC 805 – Business Combinations (2) Includes Loans and OREO as of the Bid Valuation Date, excludes fair value adjustments as required by ASC 805 – Business Combinations (3) Cumulative losses defined as net charge-offs and OREO-related cost since 12/2007 19 Consistent with SCBT’s strategy; meets goals and priorities Immediately accretive to EPS and Tangible Book Value Opportunity to leverage excess liquidity Significant cost efficiencies expected, no net new branches BankMeridian’s cumulative losses totaled $18.1 million or 10.5% as of 3/31/11(3)

Overview of BankMeridian, N.A. 20 Data Source: SNL Financial Charleston Columbia Greenville Spartanburg County, SC Distance: 236 ft Richland County, SC Hilton Head Beaufort County, SC Distance: 1.1 mi Distance: 0.9 mi SCBT BankMeridian, N.A.

Proven Acquirer 21 Data Source: SNL Financial SCBT legacy branches Disciplined FDIC bidder with loss sharing experience Key FDIC-Assisted Transactions Assets ($mm) Branches BankMeridian, N.A. $240 3 Habersham Bank 388 8 Community Bank & Trust 1,017 36 Proven Acquirer

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Credit Quality Source: SNL Financial and Company filings. Data as of 6/30/11. KRX is a composition of 50 regionally diversified mid- & small-cap banking institutions in the U.S. The index is calculated using an equal-weighted method and components comply with the GICS and ICS classification standards. Carolina’s includes all publicly traded banks and thrifts in North and South Carolina with assets between $500 million and $10.0 billion. NPAs, non-acquired / Total Assets

Credit Quality Ratios 2Q’10 3Q’10 4Q’10 1Q’11 2Q’11 3Q’11 Non-Performing Assets / Total Assets* 2.37% 2.39% 2.41% 2.29% 2.44% 2.44% Non-Performing Assets / Total Loans & OREO* 3.84% 3.80% 3.74% 3.83% 3.86% 3.87% Allow. Loan Losses / Total Loans* 2.07% 2.07% 2.07% 2.05% 2.00% 2.00% Allow. Loan Losses / Non-Performing Loans* 61% 66% 69% 68% 70% 67% Net Charge-offs / Average Loans* 1.41% 1.74% 1.71% 1.53% 0.71% 1.16% *Period end date Loan data excludes mortgage loans held for sale and Acquired Loans

Capital Source: SNL Financial and Company filings. Data as of 6/30/11. KRX is a composition of 50 regionally diversified mid- & small-cap banking institutions in the U.S. The index is calculated using an equal-weighted method and components comply with the GICS and ICS classification standards. Carolina’s includes all publicly traded banks and thrifts in North and South Carolina with assets between $500 million and $10.0 billion.

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Consistent Long-Term Earnings Power * Represents after-tax gain from CBT acquisition In Millions 115.9 Pre-tax, Pre-Provision Earnings

Net Interest Margin (TE) Source: BHC Performance Report. Peers are BHC with assets between $3 billion & $10 billion

Operating Efficiency 33 2011 Efficiency Ratio – Habersham consolidation With Branch consolidation, Phase 3 – 68 Branches *

Dividends Dividend paid for 137 consecutive quarters since 1976 Prior to 1976, dividends were paid semi-annually 3nd Quarter 2011 includes dividends declared on 10/27/11, record date of 11/18/11, payable on 11/25/11

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Growth Strategy Build strong bank in South Carolina, North Carolina, and Georgia Organic Growth is Top Priority FDIC Deals Whole Bank Acquisitions Growth Goals: Drive EPS Top 5 in market share Build a franchise

Loan Portfolio – September 2011 Type $ Mix % Mix Construction / Land Development $ 316.1 12.8% Commercial Non Owner Occupied $ 304.6 12.4% Consumer Owner Occupied $ 658.8 26.8% Commercial Owner Occupied $ 719.8 29.2% Commercial & Industrial $ 216.6 8.8% Other Income Producing Property $ 133.2 5.8% Consumer Non Real Estate $ 85.0 3.5% Other $ 18.5 0.8% TOTAL LOANS $ 2,461.6 100.0% * In millions Constr/Land Dev Commercial Non Own Occ Consumer Owner Occ Comm Owner Occ Commercial & Industrial Other Income Producing Property Consumer Non Real Estate Other

Organic Loan Growth In Millions * Bars represent Non-Acquired Loan Growth, linked quarter

Non-Performing Loans Source: SNL Financial and Company filings. Data as of 06/30/11 KRX is a composition of 50 regionally diversified mid- & small-cap banking institutions in the U.S. The index is calculated using an equal-weighted method and components comply with the GICS and ICS classification standards. Carolina’s includes all publicly traded banks and thrifts in North and South Carolina with assets between $500 million and $10.0 billion. As of September 30, 2011 *Excludes assets related to acquired loans Construction / Land Dev 35% Commercial Non Owner Occ 15% Consumer Owner Occ 16% Commercial Owner Occ 20% Commercial & Industrial 14% Consumer Non Real Estate 0% Other 0%

Deposit Mix – September 30, 2011 Demand Deposits 20% Savings 8% Interest Bearing Deposits 43% CD < 100,000 16% CD > 100,000 13%

Growth – Core & Total Deposits In Millions *Core Deposits exclude all certificates of deposits *As of September 30, 2011 Core deposits grew $460 million since Dec-10; Legacy SCBT $221 million / Acquired $239 million 2011 YTD # Transaction account growth for Legacy SCBT 10.0% annualized Total YTD $ Balance growth for core SCBT 19.1 % annualized Growth – Core Deposits* 18.9% 10 YR CAGR (2000 – 2010) Growth – Total Deposits 15.8% 10 YR CAGR (2000 – 2010) $454 $1,873 $812 $3,004 Acquired Deposits $3,288 $2,333

Business Mix by Market – September 30, 2011 Loans Deposits Inland SC 51% Coastal SC 24% Charlotte MSA 23% Georgia 2% Inland SC 42% Coastal SC 14% Charlotte MSA 16% Georgia 28% *Inland SC includes Florence

Habersham Bank SUPPLEMENTAL INFORMATION

Index – Supplemental Information Unemployment Rates SC real estate markets Fee income by type Credit Coverage ratios Credit Trends Construction / Land Development Loans Construction/ Land Development Loan Mix Vintage/New Loan Mix ALLL Trend (New) Loan portfolio summary – Type NPA’s by Region Classifieds by Region NPA’s by type Charge-offs by type Investment portfolio Total Assets by Risk Weighting % 3rd Qtr 2011 Loan Valuation Loss Share Performance (New) CD Repricing Branch Consolidations Market Demographics Economic Drivers Analyst Recommendations

Unemployment Rates in SCBT Markets Georgetown SCBT Divisions Charlotte Greenville Columbia Georgetown Orangeburg/Low Country Charleston Hilton Head North Georgia SC 11.1% NC 10.4% GA 10.2% Columbia Charlotte Hilton Head Charleston Greenville Orangeburg/Low Country North Georgia 11.2% 11.0% 11.0% 10.0% 16.2% 10.3% 8.6 16.4% 9.0% 12.6% 10.1% 9.5% 16.8% 13.9% 10.1% 9.4% 9.1% 10.3% 8.6% 10.4% 9.5% 7.5% 9.8% 6.5% 10.6% *Data as of August 2011

S.C. Real Estate Markets Source: August 2011 Rates from S.C. Realtors MLS Stats Beaufort 674 686 1.8% 179 179 0.1% 170 200 17.6% Charleston Trident 6,083 6,254 2.8% 187 180 -3.7% 108 110 1.9% Coastal Carolinas 4,997 5,047 1.0% 150 139 -7.3% 172 180 4.7% Gr. Columbia 5,249 4,339 -17.3% 141 140 -0.9% 101 118 16.8% Gr. Greenville 4,845 4,555 -6.0% 141 140 -1.0% 102 114 11.8% Hilton Head Area 1,701 1,815 6.7% 234 228 -2.6% 131 140 6.9% Piedmont Reg. Assoc. 1,916 1,583 -17.4% 150 148 -1.3% 149 165 10.7% State Totals 33,392 30,715 -8.0% 149 147 -2.0% 131 144 9.6% Number of Residential Homes, Condos & Villas Sold Aug-10 YTD Aug-11 YTD % Change Aug-10 YTD Average Days on the Market (DOM) % Change Aug-11 YTD Median Price of Residential Homes (in Thousands) Aug-10 YTD Aug-11 YTD % Change

Fee Income By Type 2Q'10 3Q'10 4Q'10 1Q'11 2Q'11 3Q11 Service charges on deposit accounts 5,582 $ 5,683 $ 5,554 $ 5,030 $ 5,615 $ 6,050 $ Bankcard services income 2,348 2,397 2,443 2,659 3,045 2,980 Mortgage banking income 1,267 1,934 2,519 863 1,125 2,341 Trust and investment services income 1,187 1,199 1,081 1,249 1,525 1,453 Securities gains (losses), net (1) (675) (479) 262 323 10 (100) Accretion on FDIC indemnification asset 567 530 977 (401) (3,133) (3,515) Other service charges, commissions, and fees (2) 752 566 420 622 605 581 Total noninterest income 11,028 $ 11,830 $ 13,256 $ 10,345 $ 8,792 $ 9,790 $ (1) Realized gain on sale of securities 262 $ 323 $ 10 $ (100) $ (1) OTTI charges other equity securities (9) $ - $ (30) $ - $ - $ (1) OTTI charges on pretsls due to credit (666) (479) - - - Securities gains (losses), net (675) $ (479) $ 232 $ 323 $ 10 $ (100) $ (2) Gain on acquisition 5,528 $ 11,001 $

Strong Coverage Ratios Driven by Low NPAs 30-89 Delinquencies/Loans NPAs/(Loans + OREO) NCOs/Avg. Loans Reserves/Loans (ex HFS) Source: SNL Financial, FDIC and FFEIC, KBW Peer Data as of 6/30/11 Asset quality ratios exclude loans covered by the FDIC and loans held for sale

Credit Trends (dollars in millions) (1) Texas ratio – Delinquent loans + nonperforming assets / Tangible Common Equity + ALLL (2) Criticized Loans – Special Mention (3) Classified Assets (Classified loans & OREO) *Excludes assets related to covered loss share 30-Jun-10 30-Sep-10 31-Dec-10 31-Mar-11 30-Jun-11 11-Sep-11 85.9 $ 86.4 $ 86.5 $ 90.8 $ 93.7 $ 96.1 $ 2.37% 2.39% 2.41% 2.29% 2.44% 2.44% 27.94% 28.64% 28.36% 26.79% 27.25% 26.24% 144.7 $ 164.4 $ 160.6 $ 171.9 $ 172.4 $ 194.3 $ 204.2 199.2 189.1 187.1 188.8 180.3 58.32% 56.74% 53.79% 48.64% 48.58% 45.27% Classified Assets (3) Total nonperforming assets NPAs / Assets Texas Ratio (1) Criticized Loans (2) Classified Assets / Bank Tier 1 Capital + ALLL (dollars in millions)

Construction / Land Development Loans 4Q 2007 3Q 2011 Loan Type 4Q07% 3Q11 % Consumer Construction $ 50,269 9% $ 43,208 14% Land/Lots $ 153,682 28% $ 149,647 47% Construction Loans to Builders $ 73,768 13% $ 13,938 4% Commercial Construction $ 106,821 19% $ 19,533 6% Residential Lot Loans to Individuals $ 166,140 30% $ 89,745 29% TOTAL CONST/LAND DEV $ 550,680 100% $ 316,071 100% Consumer Construction Land/Lots Construction Loans to Builders Commercial Construction Residential Lot Loans to Individuals * In thousands

Construction / Land Development Loan Mix – 3Q 2011 *New=Origination date of 1/1/08 or later

Vintage / New Loan Mix – 3Q 2011 *New=Origination date of 1/1/08 or later, non-acquired loans

ALLL Trend Data (Non-Acquired Loans) 1.45% 1.55% 1.70% 1.90% 2.07% 2.07% 2.07% 2.05% 2.00% 2.00% Note: Net charge-offs excludes the impact of loan participations and a BHC loan.

Loan Portfolio Summary - Type * Loans not acquired (dollars in thousands) Jun-10 Sep-10 Dec-10 Mar-11 Jun-11 Sep-11 Construction / land development 422,866 $ 402,256 $ 391,987 $ 370,442 $ 338,288 $ 316,072 $ Commercial non-owner occupied 308,980 322,050 320,203 332,773 306,698 304,616 Consumer owner occupied 307,398 314,933 325,470 339,948 367,910 394,205 Home equity loans 251,951 256,934 263,961 263,331 263,667 264,588 Commercial owner occupied 502,795 547,151 578,587 606,795 669,224 719,791 Commercial & Industrial 212,863 203,903 202,987 206,348 215,901 216,573 Other income producing property 126,004 127,868 124,431 131,909 133,152 142,325 Consumer non real estate 63,133 61,669 67,768 73,464 80,072 84,972 Other 31,452 21,589 20,806 23,299 30,701 18,471 Total loans (net of unearned income) * 2,227,442 $ 2,258,353 $ 2,296,200 $ 2,348,309 $ 2,405,613 $ 2,461,613 $

NPAs by Region *Second Quarter branch impairment REGION Jun-09 Sep-09 Dec-09 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 Jun-11 Sep-11 (in thousands) Beaufort 7,201 $ 7,368 $ 11,543 $ 10,418 $ 26,072 $ 26,659 $ 26,401 $ 25,949 $ 26,806 $ 24,104 $ Charleston 355 4,591 4,528 3,867 4,074 4,090 3,487 8,054 7,477 6,120 Grand Strand 8,990 8,978 12,701 16,701 18,483 17,991 18,262 21,439 20,935 21,893 Low Country 6,310 6,337 6,964 6,798 6,398 5,822 8,983 8,104 10,919 8,898 Midlands 1,580 2,091 2,664 3,241 4,524 5,642 5,022 4,809 4,501 3,808 NCBT 8,165 6,431 8,330 11,222 12,884 13,296 12,183 11,823 8,736 8,974 Orangeburg 1,079 1,143 1,324 1,488 1,311 1,854 1,760 1,729 1,866 8,246 Piedmont 1,974 1,785 2,335 2,747 2,694 1,596 2,314 2,185 2,514 4,266 Upstate 2,803 2,374 2,189 4,359 7,016 7,255 7,771 6,438 6,816 6,984 * Other 646 293 287 2,334 2,401 2,226 275 238 3,160 2,773 Total $ 39,103 $ 41,391 $ 52,865 $ 63,175 $ 85,857 $ 86,431 $ 86,458 $ 90,768 $ 93,730 $ 96,066 $

Classified Loans & OREO by Region *Second Quarter branch impairment REGION Dec-09 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 Jun-11 Sep-11 (in thousands) Beaufort 32,136 $ 40,766 $ 48,464 $ 43,979 $ 47,953 $ 46,279 $ 44,377 $ 40,692 $ Charleston 26,844 28,849 28,676 29,737 28,694 22,406 16,234 17,420 Grand Strand 39,986 39,042 34,641 31,830 29,742 33,770 35,638 32,207 Low Country 12,647 13,380 14,242 15,643 16,091 17,452 19,791 18,175 Midlands 7,632 9,143 9,583 10,670 10,140 10,764 11,244 10,419 NCBT 26,257 26,176 23,058 22,644 18,938 17,426 16,024 16,315 Orangeburg 3,788 3,567 3,411 3,276 2,933 4,488 11,243 11,648 Piedmont 15,271 15,409 14,470 14,445 11,783 12,231 11,583 9,492 Upstate 18,869 20,357 21,899 21,737 22,495 21,958 19,453 20,985 * Other 12,028 6,202 5,709 5,286 375 339 3,219 2,926 Total 195,458 $ 202,891 $ 204,153 $ 199,247 $ 189,144 $ 187,113 $ 188,806 $ 180,279 $

NPAs by Type (dollars in thousands) *Loans and OREO not acquired Jun-10 Sep-10 Dec-10 Mar-11 Jun-11 Sep-11 Jun-11 Construction/Land Development 37,611 $ 34,327 $ 28,390 $ 29,435 $ 28,525 $ 25,470 $ 26.5% Commercial Non-Owner Occupied 11,875 8,740 10,073 12,192 12,630 11,272 11.7% Commercial Owner Occupied 9,353 8,754 13,056 12,326 11,184 14,653 15.3% Consumer Owner Occupied 7,784 7,729 7,192 8,432 8,344 9,853 10.3% Home Equity Lines 334 1,162 2,531 2,266 1,741 1,753 1.8% Commercial & Industrial 2,528 2,967 1,282 1,422 1,489 4,965 5.2% Consumer Non-Real Estate 212 319 210 115 130 237 0.2% Other Income Producing Property 6,152 6,713 6,374 4,160 4,650 4,704 4.9% * Other 46 50 36 29 87 449 0.5% 75,895 70,761 69,144 70,377 68,780 73,356 76.4% 9,962 15,670 17,314 20,391 24,950 22,710 23.6% 85,857 $ 86,431 $ 86,458 $ 90,768 $ 93,730 $ 96,066 $ 100.0% % of Total NPAs Total Non-Performing Loans OREO & Other Assets Owned Total Non-Performing Assets

Charge Offs by Type (dollars in thousands) Jun-10 Sep-10 Dec-10 Mar-11 Jun-11 Sep-11 Sep-11 Construction/Land Development 3,630 $ 5,463 $ 4,643 $ 4,537 $ 2,240 $ 2,440 $ 32.9% Commercial Non-Owner Occupied 488 1,493 512 1,236 520 1,052 14.2% Commercial Owner Occupied 917 376 504 729 303 1,126 15.2% Consumer Owner Occupied 1,343 1,525 1,229 1,825 882 1,793 24.1% Commercial & Industrial 598 314 1,791 229 218 453 6.1% Consumer Non-Real Estate 69 108 154 105 12 39 0.5% Other Income Producing Property 780 990 1,473 498 345 477 6.4% Ready Reserve 73 40 44 40 55 46 0.6% 7,896 10,310 10,351 9,200 4,574 7,426 100.0% % of Charge Offs Total SCBTFC

Investment Portfolio Mix *Fair value for AFS securities; amortized/accreted cost for HTM securities. Does not include FRB stock, FHLB stock, or investment in unconsolidated subsidiaries. Investment Portfolio (AFS & HTM) As of 9/30/11 Tax Equivalent Yield 3.53% Weighted Average Life 3.67 years Modified Duration 3.29 Total Carrying Value* $ 300,322 State and Municipal - HTM 6% State and Municipal - AFS 14% U.S. Agency/GSE Debentures 21% Mortgage - Backed Securities 59% Trust Preferred Securities 0%

Investment Portfolio – September 30, 2011 (Dollars in thousands) Includes held-to-maturity and available-for-sale municipal securities. Note: All Agency MBS and CMOs carry the backing of the agency or GSE and have an implied AAA rating. Book Value Market Value Other Compre- hensive Income AAA - A BBB BB or lower Not Rated 60,017 61,320 1,303 60,017 - - - 59,304 63,320 2,843 55,027 3,108 - 1,169 171,280 176,855 5,575 - - 255 303 48 - - - 255 $ 290,856 $ 301,798 9,769 $ 115,044 $ 3,108 $ - $ 1,424 US Agency Debentures Total Corporate Stocks Municipal (1) Mortgage Obligations

 Return on Risk Weighted Assets = 0.80% (Peer Median (1) = 0.26%) Risk Weighted Assets / Total Assets = 63.85% (Peer Median (1) = 73%) Peer % of 100% RWAs = 63.3% Total Assets by Risk Weighting % Source: SNL Financial, FDIC and FFEIC, KBW Data as of 6/30/11 (dollars in millions) Asset quality ratios exclude loans covered by the FDIC and loans held for sale

3Q 2011 Loan Valuation Loan (1) Carrying Value and the Yield represents the Earning Assets and related Yield as included in the Rate Volume. (2) The elevated yield on the acquired loans is primarily caused by the improved credit loss expectations first observed in 1Q2011. Improved credit losses result in less IA cash flows, which cause negative IA accretion recorded in non-interest income. (3) Represents the Indemnification asset related to expected Loan Losses. The yield on the IA is highly correlated to the expected losses on the loans. The presentation illustrates the Yield on the “Blended Carrying Value” (4) The Yield on the Blended Carrying Value is less volatile than the separate components. Unpaid Principal Balance 593,889 4.87% 642,918 3.73% 648,069 4.47% Purchase Impaired Mark (234,852) -2.77% (251,112) -7.86% (236,104) -8.86% Loan Carrying Value (1) (2) 359,037 9.86% 391,806 11.17% 411,965 11.71% FDIC Indemnification Asset (3) 197,942 -0.82% 231,194 -5.44% 203,370 -6.47% Blended Carrying Value (4) 556,979 6.06% 622,999 5.01% 615,335 5.91% Average Balance March 31, 2011 Yield Average Balance Sept 30, 2011 in thousands Yield Yield Average Balance June 30, 2011

Loss Share Performance (1) Does not include expense, net of revenues (only losses claimed)

(2) Represents the estimated losses on OREO at period end. These losses have been recognized to record OREO at net realizable value.

 Losses are claimable from the FDIC upon sale or receipt of a valid appraisal. Remaining Projected in thousands Loss Original Estimated Total Losses Projected FDIC Share Estimated Losses to Losses Before OREO Total Threshold Percentages Losses Date (1) for Loans OREO Mark Mark (2) Losses or ILE Community Bank & Trust Starts 80/20 340,039 $ 195,332 $ 119,682 $ 315,014 $ 33,932 $ 348,946 $ 233,000 $ Acquired 1/29/2010 Ends 95/5 Habersham Bank Starts 80/20 124,363 $ 57,152 $ 57,951 $ 115,103 $ 12,481 $ 127,584 $ 94,000 $ Acquired 2/18/2011 Ends 80/20 BankMeridian Starts 80/20 70,190 $ - $ 60,415 $ 60,415 $ 9,775 $ 70,190 $ 70,827 $ Acquired 7/29/2011 Ends 80/20 Total 534,592 $ 252,484 $ 238,048 $ 490,532 $ 56,188 $ 546,720 $

Continued CD Repricing Opportunities Average CD Price in past 3 months 0.43% Upcoming Maturities Amount Yield 4th Quarter 2011 262.0 $ 0.96% 1st Quarter 2012 249.2 $ 0.74% 2nd Quarter 2012 133.6 $ 0.72%

Georgia Branch Consolidation Initial Branch Count: 46 Phase 1 12 Phase 2 5 Phase 3 9 Total Closures 26 Branch count at end of project: 20 Cost saves to be recognized (pre-tax) Phase 2 $6 million - beginning 3rd Q 2011 Phase 3 $3 million - beginning 1st Q 2012

Market Demographics Source: SNL Financial, Inc. South Carolina Franchise 18.89% 8.35% $48,788 13.21% North Carolina Franchise 34.87 13.77 66,472 14.20 Georgia Franchise 31.78 9.17 46,447 11.78 National 10.59 3.85 54,442 12.39 Population Growth Rate 2000-2010 2010-2015 Household Median Income 2010 Projected Change 2010-2015

Oconee Pickens Greenville Anderson Spartanburg Cherokee York Union Chester Laurens Abbeville Newberry Greenwood McCormick Saluda Edgefield Aiken Lancaster Chesterfield Kershaw Fairfield Lexington Richland Marlboro Dillon Darlington Lee Sumter Florence Marion Horry Williamsburg Georgetown Clarendon Berkeley Dorchester Calhoun Orangeburg Barnwell Bamberg Allendale Colleton Hampton Jasper Charleston Beaufort Columbia MSA – Economic Drivers MEDICAL SERVICES | ENERGY | ADVANCED MATERIALS | DISTRIBUTION COMMUNICATION | MILITARY “Best Cities for Business” Top 20 “Best Performing Cities”

Charlotte MSA – Economic Drivers


Rutherford
Lincoln
Cabarrus
Polk
Cleveland
Gaston
Mecklenburg
Stanly
Cherokee
Richmond
Pickens
Spartanburg
York
Union
Anson
Scotland
Oconee
Greenville
Union
Chester
Lancaster
Chesterfield
Marlboro
Anderson
Laurens
Fairfield
Kershaw
Darlington
Dillon
Newberry
Abbeville
Greenwood
Lee
Marion
Saluda
Richland
Florence
McCormick
Lexington
Sumter
Horry
Edgefield
Calhoun
Clarendon
Williamsburg
Aiken
Orangeburg
Georgetown
Barnwell
Bamberg
Dorchester
Berkeley
Allendale
Colleton
Hampton
Charleston
Jasper
Beaufort

Carolinas HealthCare System

WELLS FARGO

Bank of America

Walmart
Save money. Live better.

Sam's CLUB

Duke Energy

LOWE'S

FOOD LION

at&t

HEALTH SERVICES | FINANCIAL | SERVICES | WHOLESALE TRADE
MANUFACTURING | TRANSPORTATION

64

SCBT FINANCIAL CORPORATION®

Greenville MSA – Economic Drivers



Cherokee
Pickens
Spartanburg
York
Oconee
Union
Chester
Lancaster
Chesterfield
Marlboro
Anderson
Laurens
Fairfield
Kershaw
Darlington
Dillon
Abbeville
Newberry
Lee
Marion
Greenwood
Saluda
Richland
Florence
McCormick
Lexington
Sumter
Horry
Edgefield
Calhoun
Clarendon
Williamsburg
Aiken
Orangeburg
Georgetown
Barnwell
Bamberg
Dorchester
Berkeley
Allendale
Colleton
Hampton
Charleston
Jasper
Beaufort

GREENVILLE HOSPITAL SYSTEM
UNIVERSITY MEDICAL CENTER

BMW

BON SECOURS
ST. FRANCIS HEALTH SYSTEM

ANMED HEALTH
We're in this together.

MICHELIN

3M

GE

Honeywell

HEALTH SERVICES | AUTOMOTIVE | MANUFACTURING | ENGINEERING

65

SCBT FINANCIAL CORPORATION®

Charleston MSA – Economic Drivers



Oconee
Pickens
Greenville
Spartanburg
Cherokee
York
Anderson
Laurens
Union
Chester
Lancaster
Chesterfield
Marlboro
Abbeville
Greenwood
Newberry
Fairfield
Kershaw
Darlington
Dillon
Marion
McCormick
Saluda
Lexington
Richland
Lee
Sumter
Florence
Horry
Edgefield
Calhoun
Clarendon
Williamsburg
Aiken
Orangeburg
Georgetown
Barnwell
Bamberg
Dorchester
Berkeley
Allendale
Colleton
Hampton
Charleston
Jasper
Beaufort

#1 Fastest Growing Mid-Size Metro for Computer Hardware Engineers

"Best Cities for Business"
MARKETWATCH, 12/2009

Top 20 "Best Performing Cities"
MILKEN INSTITUTE, 10/2010

"Best Cities for Technology Jobs"
FORBES, 6/2009

66

SCBT FINANCIAL CORPORATION®

Analyst Recommendations ANALYST Third Quarter 2011 RECOMMENDATION FIG Partners OUTPERFORM Keefe, Bruyette & Woods OUTPERFORM Raymond James MARKET PERFORM Sandler O’Neill + Partners HOLD SunTrust Robinson Humphrey BUY Wunderlich Securities BUY

Investor Contacts Robert R. Hill, Jr. Chief Executive Officer John C. Pollok Senior Executive Vice President and Chief Operating Officer Donald E. Pickett Executive Vice President and Chief Financial Officer 520 Gervais Street Columbia, South Carolina 29201 800-277-2175 www.scbtonline.com